1 Q1 2023 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, CEO OWEN SULLIVAN, PRESIDENT & COO TIM OLIVER, CFO May 4, 2023

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding: NCR's expectations of demands for our solutions and execution, and the impact thereof on our financial results in 2023; NCR’s focus on advancing our strategic growth initiatives and transforming NCR into a software-led as-a-service company with a higher mix of recurring revenue streams; our expectations of NCR's ability to deliver increased value to customers and stockholders; various macroeconomic challenges that may impact our financial performance in 2023; our expectations and assumptions regarding NCR's full year and second quarter 2023 financial performance; expectations to leverage our software and payments platform to increase share of wallet; our focus on operational excellence; managing supply chain challenges; free cash flow generation; and statements regarding the planned separation of NCR into two separate companies, including, but not limited to, statements regarding the anticipated timing and structure of such planned transaction, the future commercial or financial performance of the commerce company or the ATM company following such planned transaction, value creation and ability to innovate and drive growth generally as a result of such transaction, and the expected capital structure, net debt and pension obligations of the companies at the time of and following the transaction. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward- looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 27, 2023 and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated May 4, 2023, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTES TO INVESTORS

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non- GAAP" measures, including: selected measures, such as period-over-period revenue growth; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; adjusted EBITDA growth; adjusted EBITDA margin; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non- GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); net income (non-GAAP); and measurements in constant currency. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non- GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, cryptocurrency- related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "CC" means constant currency. (iv) the term "LTM" means last twelve months. NOTES TO INVESTORS

4 COMBINED SEGMENTS. Combined segment information is provided for illustrative purposes only and is not representative of actual post-separation performance and does not purport to represent what NCR’s (RemainCo) or NCR ATMCo’s (SpinCo) financial position and results of operations actually would have been had they operated as independent companies during the periods presented. Importantly, this information reflects an allocation of expenses related to certain NCR corporate functions and other shared functions which may not be indicative of the actual expense that would have been incurred had the companies operated as independent companies during the periods presented, nor are they indicative of future expenses. The revenue and Adjusted EBITDA of corporate and other immaterial operating segments are not included in the combined segments. The ultimate financial performance and results of operations for NCR (RemainCo) and NCR ATMCo (SpinCo) will differ based on certain items which are not reflected in the information presented, including the final perimeter of the transaction, carve-out assumptions, final capital structure, required corporate expenses and other allocations, and such items may be material and result in material differences to financial performance and results of operations. These combined segment results should not be considered guidance or promises of future performance. There can be no guarantee that NCR (RemainCo) or NCR ATMCo (SpinCo) will achieve results similar to those presented here. Reconciliations of the combined segment information to NCR's reportable segments and consolidated results are included in the accompanying "Supplementary Materials". Such reconciliations include the unallocated revenue and Adjusted EBITDA related to corporate and other immaterial operating segments that are not included in the combined segments. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

5 OVERVIEW Solid first quarter results Cybersecurity incident mitigated; critical applications recovered Revenue up 4% CC Y/Y Adjusted EBITDA growth of 19% CC Y/Y Recurring revenue up 7% CC Y/Y Free cash flow of $209 million On track to separate NCR into two public companies

6 STRATEGIC BUSINESS UPDATE Strong execution advancing strategic growth initiatives Retail - Momentum in NCR EmeraldTM Hospitality - Continue growth in AlohaTM Digital Banking – Winning in the market Payments - Strong growth across Merchant acquiring and AllpointTM networks Self-Service Banking - Acceleration in ATMaaS

7 Adjusted EBITDA up 11% y/y as reported and up 19% CC Non-GAAP diluted EPS up 6% y/y as reported and up 27% CC; FX impact $(0.09) Strong Free Cash Flow driven by higher profitability and working capital improvements Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue up 1% y/y as reported and up 4% CC; Recurring revenue up 4% y/y as reported and up 7% CC Q1 2023 FINANCIAL RESULTS Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $1,100 $2,200 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $190 $380 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0.00 $0.50 $1.00 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $100 $200 $ in millions, except for EPS $1,866 $271 ($10) $2,009 $380 $0.53 $0.97 $202 $209 $1,891 $302 $0.56 $1,179 $1,223 $1,229

8 $ in millions, except platform lanes RETAIL Revenue Adjusted EBITDA Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $325 $650 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $70 $140 SCO RevenuePlatform Lanes Q1 21 Q1 22 Q1 23 20,000 40,000 60,000 ARR Flat y/y Q1 21 Q1 22 Q1 23 $950 $1,000 $1,050 LTM Q1 21 LTM Q1 22 LTM Q1 23 $900 $1,000 $1,100 Key Strategic Metrics Flat y/yUp 125% y/y $546 $575 $67 $116 26,670 59,883 $1,021$1,025$1,025 $552 $97 $1,017 $948 4,618 $991 70% CC4% CC

9 $ in millions, except site counts HOSPITALITY Revenue Adjusted EBITDA Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $125 $250 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $25 $50 Platform Sites ARR Q1 21 Q1 22 Q1 23 18,000 24,000 30,000 36,000 Up 16% y/y Up 12% y/y Q1 21 Q1 22 Q1 23 $400 $450 $500 $550 Key Strategic Metrics $211 $239 $41 $54 26,171 $486 $223 $53 $542 30,489 $425 19,043 Payments Sites Q1 21 Q1 22 Q1 23 0 2,000 4,000 6,000 Up 50% y/y 3,552 5,323 1,128 29% CC 7% CC

DIGITAL BANKING

$ in millions



Revenue
Flat CC
$140
$70
$0
$136
$139
$136
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23



Adjusted EBITDA
(13)% CC
$60
$30
$0
$56
$54
$49
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23

Key Strategic Metrics



Registered Users
28.0
26.0
24.0
25.3M
25.3M
27.3M
Q1 21
Q1 22
Q1 23

Up 8% y/y



Active Users
20.0
19.0
18.0
17.0
18.5M
18.1M
19.1M
Q1 21
Q1 22
Q1 23

Up 6% y/y



ARR
$500
$475
$450
$451
$460
$493
Q1 21
Q1 22
Q1 23

Up 7% y/y

10

11 $ in millions Combined Segments: NCR (RemainCo)(1) Revenue Adjusted EBITDA Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $400 $800 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $80 $160 $240$893 $953 $224 $164 $911 $199 Retail, Hospitality, Digital Banking 4% CC 29% CC (1) This combined segment information is provided for illustrative purposes only and does not represent what NCR’s (RemainCo) or NCR ATMCo’s (SpinCo) financial position and results of operations actually would have been had they operated as independent companies. The combined segment information is the sum of the segments as reported. The revenue and Adjusted EBITDA of corporate and other immaterial operating segments are not included in this presentation. Refer to the slides "Notes to Investors" for additional information on this presentation of combined segments.

12 Q1 21 Q1 22 Q1 23 50 100 150 $ in millions PAYMENTS & NETWORK* Revenue Adjusted EBITDA Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $175 $350 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $65 $130 $299 LTM Q1 21 LTM Q1 22 LTM Q1 23 500 1,000 1,500 2,000 2,500 Endpoints (in thousands) Transactions (in millions) ARR Up 2% y/y Up 2% y/y Q1 21 Q1 22 Q1 23 $400 $800 $1,200 Up 8% y/y Key Strategic Metrics $319 18 $96$98 2,228 $1,187 124 $323 $83 2,262 127 328 $75 11% CC (14)% CC * Fiscal 2021 includes the results of Cardtronics plc from the date of acquisition, June 21, 2021. $1,285

13 Q1 21 Q1 22 Q1 23 65% 70% 75% $ in millions, except units and percentages SELF-SERVICE BANKING Revenue Adjusted EBITDA Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $400 $800 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $80 $160 $611 Q1 21 Q1 22 Q1 23 0 6,000 12,000 18,000 Software & Services Revenue Mix ATMaaS Units ARR Flat to prior year Up 293% y/y Q1 21 Q1 22 Q1 23 $1,300 $1,400 $1,500 Up 5% y/y Key Strategic Metrics $691 68% $161 $112 4,438 $1,39072% $613 $138 17,456 $1,466 72% 638 $1,307 33% CC 4% CC

14 $ in millions Combined Segments: NCR ATMCo (SpinCo)(1) Revenue Adjusted EBITDA Payments & Network, Self-Service Banking, less Eliminations Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $400 $800 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 $0 $80 $160 $240$902 $999 $926 $204 $248 $213 6% CC 10% CC (1) This combined segment information is provided for illustrative purposes only and does not represent what NCR’s (RemainCo) or NCR ATMCo’s (SpinCo) financial position and results of operations actually would have been had they operated as independent companies. The combined segment information is the sum of the segments as reported. The revenue and Adjusted EBITDA of corporate and other immaterial operating segments are not included in this presentation. Refer to the slides "Notes to Investors" for additional information on this presentation of combined segments.

15 $ in millions Free Cash Flow Q1 2023 Q1 2022 Cash provided by operating activities $317 $38 Less: Total capital expenditures (83) (80) Plus: Restricted cash settlement activity (29) 28 Plus: Pension contributions 4 4 Free Cash Flow $209 $(10) FREE CASH FLOW, NET DEBT & EBITDA Net Debt & EBITDA Q1 2023 Q1 2022 Debt $5,511 $5,599 Cash $(519) $(412) Net Debt $4,992 $5,187 Adjusted EBITDA LTM $1,401 $1,257 Net Debt / Adjusted EBITDA 3.6x 4.1x

16 In millions, except per share amounts Guidance (1) Q2 2023 FY 2023 Revenue $1,900 - $2,000 $7,800 - $8,000 Adjusted EBITDA $340 - $360 $1,450 - $1,550 Non-GAAP Diluted EPS $0.70 - $0.76 $3.30 - $3.50 Free Cash Flow ~ $50 $400 - $500 Assumptions Interest expense $88 $330 Effective tax rate (non-GAAP) 27% - 29% 29% Non-GAAP dilutive share count 153 - 154 155 2023 GUIDANCE (1) With respect to our Adjusted EBITDA, Free Cash Flow and non-GAAP diluted earnings per share guidance, we do not provide a reconciliation of the respective GAAP measures because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income from continuing operations, GAAP cash flow from operating activities and GAAP diluted earnings per share from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Refer to the slides “Notes to Investors” and "Non-GAAP Measures" for additional information regarding our use of non-GAAP financial measures.

17 NCR SEPARATION ROADMAP(1) (1) There can be no guarantee that the planned separation will be completed in the expected form or within the expected time frame or at all. Nor can there be any guarantee that the commerce business and ATM business after a separation will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of these actions. Neither can there be any guarantee that shareholders will achieve any particular level of shareholder returns. Nor can there be any guarantee that the planned separation will enhance value for shareholders, or that NCR or any of its divisions, or separate NCR (RemainCo) and NCR ATMCo (SpinCo) business, will be commercially successful in the future, or achieve any particular credit rating or financial results.

18 LOOKING FORWARD Cybersecurity recovery expected in near future Congratulations CEO-Designates On track to separate NCR into two public companies Sequential quarterly operational and financial improvement

19 SUPPLEMENTARY MATERIALS

20 Q1 2023 Q1 2022 % Change Revenue $1,891 $1,866 1% Gross Margin 466 411 13% Gross Margin Rate 24.6% 22.0% Operating Expenses 356 378 (6)% % of Revenue 18.8% 20.3% Operating Income 110 33 233% % of Revenue 5.8% 1.8% Interest and other expense, net (86) (54) 59% Income Tax Expense (Benefit) 14 13 Effective Income Tax Rate 58.3% (61.9)% Net Income (Loss) from Continuing Operations (attributable to NCR) $9 $(33) 127% Diluted EPS from Continuing Operations $0.04 $(0.27) 115% $ in millions, except per share amounts Q1 2023 GAAP RESULTS

21 Q1 2023 Q1 2022 % Change as Reported % Change Adjusted Constant Currency Revenue (non-GAAP) $1,891 $1,863 2% 4% Gross Margin (non-GAAP) 496 453 9% 16% Gross Margin Rate (non-GAAP) 26.2% 24.3% Operating Expenses (non-GAAP) 290 295 (2)% 1% % of Revenue 15.3% 15.8% Operating Income (non-GAAP) 206 158 30% 45% % of Revenue 10.9% 8.5% Interest and other expense (non-GAAP) (89) (53) 68% 68% Income Tax Expense (non-GAAP) 32 26 23% 23% Effective Income Tax Rate (non-GAAP) 27.4% 24.8% Net Income (Loss) From Continuing Operations (attributable to NCR) (non- GAAP) $84 $80 5% 31% Diluted EPS (non-GAAP) $0.56 $0.53 6% 27% $ in millions, except per share amounts Q1 2023 OPERATIONAL RESULTS

22 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. There can be no assurance that either NCR (RemainCo) or NCR ATMCo (SpinCo) will utilize the non-GAAP metrics herein, that they will not use different metrics, or that they will define such metrics differently than as presented herein. Non-GAAP Diluted Earnings Per Share (EPS), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non-GAAP), Operating Income (non-GAAP), Operating Margin Rate (non-GAAP), Interest and Other (Expense) (non-GAAP), Income Tax Expense (non- GAAP), Effective Income Tax Rate (non-GAAP), and Net Income from Continuing Operations Attributable to NCR (non-GAAP). NCR’s non-GAAP diluted EPS, gross margin (non-GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), interest and other (expense) (non-GAAP), income tax expense (non-GAAP), effective income tax rate (non- GAAP), and net income from continuing operations attributable to NCR (non-GAAP) are determined by excluding, as applicable, pension mark- to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including amortization of acquisition related intangibles, stock-based compensation expense, and transformation and restructuring activities, from NCR’s GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, interest and other income (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to NCR, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Prior to 2023, our calculations of these non-GAAP measures did not exclude stock-based compensation expense. We believe that it is useful to exclude stock-based compensation expense, which is a non-cash expense, in order to better understand the long-term performance of our core business and to facilitate comparison of our results to those of peer companies over multiple periods. All periods presented have been recast to reflect this new definition. Free Cash Flow. NCR defines free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items, and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES

23 Net Debt and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus stock-based compensation expense; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and transformation and restructuring charges (which includes integration, severance and other exit and disposal costs), among others. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the Company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is a measure frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. Special Item Related to Russia The war in Eastern Europe and related sanctions imposed on Russia and related actors by the United States and other jurisdictions required us to commence the orderly wind down of our operations in Russia in the first quarter of 2022. As of March 31, 2023, we have ceased operations in Russia and are in process of dissolving our only subsidiary in Russia. As a result, for the three months ending March 31, 2022, our non-GAAP presentation of the measures described above exclude the immaterial impact of our operating results in Russia, as well as the impact of impairments taken to write down the carrying value of assets and liabilities, severance charges, and the assessment of collectability on revenue recognition. No charges have been recognized for the three months ended March 31, 2023. We consider this to be a non-recurring special item and management has reviewed the results of its business segments excluding these impacts. NON-GAAP MEASURES

24 Constant currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without this result may contribute to an understanding of the Company's period-over-period operating performance and provides additional insight into historical and/or future performance, which may be helpful for investors. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

25 Q1 2023 Q4 2022 Q1 2022 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 9 $ (7) $ (33) Pension Mark-to-Market Adjustments — 8 — Transformation & Restructuring Costs — 30 27 Acquisition-Related Amortization of Intangibles 42 42 41 Acquisition-Related Costs — 1 5 Separation Costs 19 3 — Interest Expense 83 81 63 Interest Income (3) (7) (1) Depreciation and Amortization 106 109 103 Income Taxes 14 92 13 Stock-Based Compensation Expense 32 28 34 Russia — — 19 Adjusted EBITDA (non-GAAP) $ 302 $ 380 $ 271 GAAP TO NON-GAAP RECONCILIATION $ in millions

26 Q1 2023 LTM Q4 2022 LTM Q1 2022 LTM Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 106 $ 64 $ 34 Pension Mark-to-Market Adjustments 8 8 (118) Transformation & Restructuring Costs 96 123 85 Acquisition-Related Amortization of Intangibles 173 172 153 Acquisition-Related Costs 5 10 76 Separation Costs 22 3 — Loss on Debt Extinguishment — — 42 Interest Expense 305 285 256 Interest Income (15) (13) (6) Depreciation and Amortization 426 423 390 Income Taxes 149 148 182 Stock-Based Compensation Expense 123 125 144 Russia 3 22 19 Adjusted EBITDA (non-GAAP) $ 1,401 $ 1,370 $ 1,257 GAAP TO NON-GAAP RECONCILIATION $ in millions

27 Q1 2023 Q4 2022 Q1 2022 Retail $ 97 $ 116 $ 67 Hospitality 53 54 41 Digital Banking 49 54 56 Payments & Network 83 96 98 Self-Service Banking 138 161 112 Corporate and Other (110) (92) (97) Eliminations (8) (9) (6) Adjusted EBITDA $ 302 $ 380 $ 271 ADJUSTED EBITDA BY SEGMENT $ in millions

GAAP TO NON-GAAP RECONCILIATION

Q1 2023

$ in millions, except per share amounts

	Q1 2023 QTD GAAP	Transformation Costs	Stock-based Compensation	Acquisition-related amortization of intangibles	Acquisition-related Costs	Separation Costs	Q1 2023 QTD non-GAAP
Product revenue	**$521**	$—	$—	$—	$—	$—	**$521**
Service revenue	**1,370**	—	—	—	—	—	**1,370**
Total revenue	**1,891**	**—**	**—**	**—**	**—**	**—**	**1,891**
Cost of products	**456**	—	(1)	(2)	—	—	**453**
Cost of services	**969**	—	(3)	(24)	—	—	**942**
Gross margin	**466**	**—**	**4**	**26**	**—**	**—**	**496**
Gross margin rate	***24.6%***	*—%*	*0.2%*	*1.4%*	*—%*	*—%*	***26.2%***
Selling, general and administrative expenses	**292**	(3)	(25)	(16)	—	(19)	**229**
Research and development expenses	**64**	—	(3)	—	—	—	**61**
Total operating expenses	**356**	(3)	(28)	(16)	—	(19)	**290**
Total operating expense as a % of revenue	***18.8%***	*(0.2)%*	*(1.5)%*	*(0.8)%*	*—%*	*(1.0)%*	***15.3%***
Income from operations	**110**	**3**	**32**	**42**	**—**	**19**	**206**
Income from operations as a % of revenue	***5.8%***	*0.2%*	*1.7%*	*2.2%*	*—%*	*1.0%*	***10.9%***
Interest and Other (expense) income, net	**(86)**	(3)	—	—	—	—	**(89)**
Income from continuing operations before income taxes	**24**	—	32	42	—	19	**117**
Income tax (benefit) expense	**14**	—	—	13	—	5	**32**
Effective income tax rate	***58.3%***						***27.4%***
Income (loss) from continuing operations	**10**	—	32	29	—	14	**85**
Net income (loss) attributable to noncontrolling interests	**1**	—	—	—	—	—	**1**
Income (loss) from continuing operations (attributable to NCR)	**$9**	**$—**	**$32**	**$29**	**$—**	**$14**	**$84**
Diluted earnings per share	**$0.04**	**$—**	**$0.21**	**$0.19**	**$—**	**$0.09**	**$0.56**
Diluted shares outstanding	**141.7**						**150.9**

28

29 Q1 2023 QTD Q1 2023 QTD non- GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $9 $84 Dividends on convertible preferred shares $(4) $— Income (loss) from continuing operations attributable to NCR common stockholders $5 $84 Weighted average outstanding shares: Weighted average diluted shares outstanding 141.7 141.7 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 141.7 150.9 Diluted earnings per share from continuing operations (1) $0.04 $0.56 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Q1 2023

NCR

GAAP TO NON-GAAP RECONCILIATION

Q1 2022

$ in millions, except per share amounts

	Q1 2022 QTD GAAP	Transformation Costs	Stock-based Compensation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Russia	Q1 2022 QTD non-GAAP
Product revenue	**$516**	$—	$—	$—	$—	$—	**$516**
Service revenue	**1,350**	—	—	—	—	(3)	**1,347**
Total revenue	**1,866**	**—**	**—**	**—**	—	(3)	**1,863**
Cost of products	**492**	(1)	(2)	(2)	—	(7)	**480**
Cost of services	**963**	(4)	(2)	(17)	—	(10)	**930**
Gross margin	**411**	**5**	**4**	**19**	—	14	**453**
Gross margin rate	***22.0%***	*0.3%*	*0.2%*	*1.0%*	*—%*	*0.8%*	***24.3%***
Selling, general and administrative expenses	**313**	(21)	(27)	(22)	(5)	(4)	**234**
Research and development expenses	**65**	(1)	(3)	—	—	—	**61**
Total operating expenses	**378**	(22)	(30)	(22)	(5)	(4)	**295**
Total operating expense as a % of revenue	***20.3%***	*(1.2)%*	*(1.6)%*	*(1.2)%*	*(0.3)%*	(0.2)%	***15.8%***
Income from operations	**33**	**27**	**34**	**41**	**5**	**18**	**158**
Income from operations as a % of revenue	***1.8%***	*1.4%*	*1.8%*	*2.2%*	*0.3%*	1.0%	***8.5%***
Interest and Other (expense) income, net	**(54)**	—	—	—	—	1	**(53)**
Income from continuing operations before income taxes	**(21)**	27	34	41	5	19	**105**
Income tax (benefit) expense	**13**	4	3	6	—	—	**26**
Effective income tax rate	***(61.9)%***						***24.8%***
Income from continuing operations	**(34)**	23	31	35	5	19	**79**
Net income (loss) attributable to noncontrolling interests	**(1)**	—	—	—	—	—	**(1)**
Income from continuing operations (attributable to NCR)	$(33)	**$23**	**$31**	**$35**	**$5**	**$19**	**$80**
Diluted earnings per share	**$(0.27)**	**$0.15**	**$0.21**	**$0.23**	**$0.03**	**$0.13**	**$0.53**
Diluted shares outstanding	**135.7**						**150.7**

30

31 Q1 2022 QTD GAAP Q1 2022 QTD non- GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $(33) $80 Dividends on convertible preferred shares $(4) $— Income from continuing operations attributable to NCR common stockholders $(37) $80 Weighted average outstanding shares: Weighted average diluted shares outstanding 135.7 141.5 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 135.7 150.7 Diluted earnings per share (1) $(0.27) $0.53 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stakeholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Q1 2022

GAAP TO NON-GAAP RECONCILIATION

Q4 2022

$ in millions, except per share amounts

	Q4 QTD 2022 GAAP	Transformation Costs	Stock-based Compensation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Separation Costs	Valuation Allowance & Other Tax	Pension Mark-to-Market Adjustments	Q4 QTD 2022 non-GAAP
Product revenue	**$631**	$—	$—	$—	$—	$—	$—	$—	**$631**
Service revenue	**1,378**	—	—	—	—	—	—	—	**1,378**
Total revenue	**2,009**	**—**	**—**	**—**	**—**	**—**	**—**	**—**	**2,009**
Cost of products	**537**	(5)	(1)	(3)	—	—	—	—	**528**
Cost of services	**987**	(3)	(2)	(24)	—	—	—	—	**958**
Gross margin	**485**	**8**	**3**	**27**	**—**	**—**	**—**	**—**	**523**
Gross margin rate	***24.1%***	*0.4%*	*0.1%*	*1.4%*	*—%*	*—%*	*—%*	*—%*	***26.0%***
Selling, general and administrative expenses	**266**	(10)	(22)	(15)	(1)	(3)	—	—	**215**
Research and development expenses	**53**	(2)	(3)	—	—	—	—	—	**48**
Total operating expenses	**319**	(12)	(25)	(15)	(1)	(3)	—	—	**263**
Total operating expense as a % of revenue	***15.9%***	*(0.6)%*	*(1.2)%*	*(0.7)%*	*—%*	*(0.1)%*	*—%*	*—%*	***13.1%***
Income from operations	**166**	**20**	**28**	**42**	**1**	**3**	**—**	**—**	**260**
Income from operations as a % of revenue	***8.3%***	*1.0%*	*1.4%*	*2.1%*	*—%*	*0.1%*	*—%*	*—%*	***12.9%***
Interest and Other (expense) income, net	**(83)**	10	—	—	—	—	—	8	**(65)**
Income from continuing operations before income taxes	**83**	30	28	42	1	3	—	8	**195**
Income tax (benefit) expense	**92**	—	2	19	—	1	(72)	10	**52**
Effective income tax rate	***110.8%***								***26.7%***
Income (loss) from continuing operations	**(9)**	30	26	23	1	2	72	(2)	**143**
Net income (loss) attributable to noncontrolling interests	**(2)**	—	—	—	—	—	—	—	**(2)**
Income (loss) from continuing operations (attributable to NCR)	**$(7)**	**$30**	**$26**	**$23**	**$1**	**$2**	**$72**	**$(2)**	**$145**
Diluted earnings per share	**$(0.08)**	**$0.20**	**$0.17**	**$0.15**	**$0.01**	**$0.01**	**$0.48**	**$(0.01)**	**$0.97**
Diluted shares outstanding	137.5								149.9

32

33 Q4 QTD 2022 GAAP Q4 QTD 2022 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $(7) $145 Dividends on convertible preferred shares $(4) $— Income (loss) from continuing operations attributable to NCR common stockholders $(11) $145 Weighted average outstanding shares: Weighted average diluted shares outstanding 137.5 140.7 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 137.5 149.9 Diluted earnings per share from continuing operations (1) $(0.08) $0.97 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Q4 2022

34 Q1 2023 Q4 2022 Q1 2022 Cash provided by operating activities $317 $202 $38 Less: Total capital expenditures $(83) $(88) $(80) Plus: Pension contributions $4 $55 $4 Plus: Restricted cash settlement activity $(29) $33 $28 Free Cash Flow $209 $202 $(10) $ in millions GAAP TO NON-GAAP RECONCILIATION

35 REVENUE Q1 2023 Q4 2022 Q1 2022 Retail $552 $575 $546 Hospitality 223 239 211 Digital Banking 136 139 136 Subtotal $911 $953 $893 Payments & Network $323 $319 $299 Self-Service Banking 613 691 611 Eliminations(1) (10) (11) (8) Subtotal $926 $999 $902 Other 54 57 68 Other adjustment(2) — — 3 Total NCR $1,891 $2,009 $1,866 RECONCILIATION OF COMBINED SEGMENTS (1) Eliminations include revenues from contracts with customers and the related costs that are reported in the Payments & Network segment as well as in the Retail or Hospitality segments, including merchant acquiring services that are monetized via payments. (2) Other adjustment reflects the revenue attributable to the Company's operations in Russia for the three months ending March 31, 2022 that were excluded from management's measure of revenue due to our previous announcement to suspend sales to Russia and orderly wind down of our operations in Russia beginning in the first quarter of 2022. Refer to section entitled "Non-GAAP Measures" for additional information.

36 ADJUSTED EBITDA Q1 2023 Q4 2022 Q1 2022 Retail $97 $116 $67 Hospitality 53 54 41 Digital Banking 49 54 56 Subtotal $199 $224 $164 Payments & Network $83 $96 $98 Self-Service Banking 138 161 112 Eliminations(1) (8) (9) (6) Subtotal $213 $248 $204 Corporate & Other(2) (110) (92) (97) Total NCR $302 $380 $271 RECONCILIATION OF COMBINED SEGMENTS (1) Eliminations include revenues from contracts with customers and the related costs that are reported in the Payments & Network segment as well as in the Retail or Hospitality segments, including merchant acquiring services that are monetized via payments. (2) Corporate and Other includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment along with any immaterial operating segment(s).

37 Q1 2023 - REVENUE Revenue Growth % (GAAP) Favorable (Unfavorable) FX Impact Revenue Growth % Constant Currency (non-GAAP) Retail 1% (3) % 4 % Hospitality 6% (1) % 7 % Digital Banking — % — % — % SUBTOTAL 2% (2) % 4 % Payments & Network 8% (3) % 11 % Self-Service Banking — % (4) % 4 % Eliminations 25% — % 25 % SUBTOTAL 3% (3) % 6 % Other (21) % (3) % (18) % Total Revenue 1% (3) % 4 % RECONCILIATION OF CONSTANT CURRENCY

38 Q1 2023 - Adjusted EBITDA Adjusted EBITDA Growth % Favorable (Unfavorable) FX Impact Adjusted EBITDA Growth % Constant Currency (non-GAAP) Retail 45% (25) % 70 % Hospitality 29% — % 29 % Digital Banking (13) % — % (13) % SUBTOTAL 21% (8) % 29 % Payments & Network (15) % (1) % (14) % Self-Service Banking 23% (10) % 33 % Eliminations 33% — % 33 % SUBTOTAL 4% (6) % 10 % Corporate and Other 13% (3) % 16 % Adjusted EBITDA 11% (8) % 19 % RECONCILIATION OF CONSTANT CURRENCY